SUPPLEMENT TO THE PROSPECTUS
Supplement dated September 29, 2021, to the Prospectus dated February 26, 2021.

MFS® Global Alternative Strategy Fund

Effective November 1, 2021, the following is added to the table in the section entitled "Portfolio Manager(s)" under the main heading entitled "Summary of Key Information":
Portfolio Manager	Since	Title
Erich Shigley	November 2021	Investment Officer of MFS

Effective November 1, 2021, the following is added to the table in the section entitled "Portfolio Manager(s)" under the main heading entitled "Management of the Fund":
Portfolio Manager	Primary Role	Five Year History
Erich Shigley	Tactical Asset Allocation Overlay Portfolio Manager, General Oversight of a Team of Investment Professionals Responsible for Security Selection	Employed in the investment area of MFS since 2013

1046914           1                             DTR-SUP-I-092921